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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             ---------------------


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  June 30, 1999


                      Favorite Brands International, Inc.
              and the Guarantors identified in Footnote (1) below
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              (Exact Name of Registrant as Specified in Charter)

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
Delaware                                        333-67221                              75-2608980
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(State or Other Jurisdiction of          (Commission File Number)          (I.R.S. Employer Identification No.)
 Incorporation)
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              2121 Waukegan Road, Bannockburn, Illinois          60015
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              (Address of Principal Executive Offices)        (Zip Code)


1) The following domestic direct subsidiaries of Favorite Brands International, Inc. are Guarantors of the Company's Senior Notes and are Co-Registrants, each of which is incorporated in the jurisdiction and has the I.R.S. Employer Identification Number indicated: Trolli Inc., a Delaware corporation (52-1716800) and Sather Trucking Corp., a Delaware corporation (41-1849044).

Registrant's telephone number, including area code:  (847) 405-5800

Item  5.  Other Events

On June 30, 1999 Favorite Brands International, Inc. (the "Company") filed in the United States Bankruptcy Court for the District of Delaware the monthly operating report for its May 1999 fiscal period which is attached hereto as
Exhibit 99.2.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Businesses Acquired.  Not applicable.

     (b)  Pro Forma Financial Information.  Not applicable.

     (c)  Exhibits.

     99.2 Monthly Operating Report
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Favorite Brands International, Inc.


Dated: July 7, 1999                   By: /s/ Steven F. Kaplan
                                          --------------------------------------
                                          President, Chief Operating Officer
                                           and Chief Financial Officer

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                                 EXHIBIT INDEX


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Exhibit No.       Description of Exhibit
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
99.2              Monthly Operating Report
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